EX-99.3
          AUDITED FINANCIAL STATEMENTS OF NOVAGEN SOLAR (CANADA) LTD.
                              AS OF MARCH 31, 2009

                         INDEX TO FINANCIAL STATEMENTS

                          NOVAGEN SOLAR (CANADA) LTD.
                         (A DEVELOPMENT STAGE COMPANY)



            FINANCIAL STATEMENTS FOR THE PERIOD ENDED MARCH 31, 2009

Report of Independent Registered Public Accounting Firm
Balance Sheet
Statement of Stockholders Equity
Statement of Operations
Statement of Cash Flows
Notes to Financial Statements

CHANG LEE LLP
Chartered Accountants
                                                           505-815 Hornby Street
                                                        Vancouver, B.C., V6Z 2E6
                                                               Tel: 604-687-3776
                                                              Fax:  604-688-3373



            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To  the  Board  of  Directors  and  Stockholders  of

NOVAGEN  SOLAR  (CANADA)  LTD.
(A  development  stage  company)

We have audited the accompanying balance sheet of Novagen Solar (Canada) Ltd. (a development stage company) as at March 31, 2009 and the related statements of stockholders' equity, operations and cash flows for the period from February 14, 2009 (inception) to March 31, 2009. Novagen Solar (Canada) Ltd.'s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Novagen Soar (Canada) Ltd. as at March 31, 2009 and the results of its operations and its cash flows for the period from February 14, 2009 (inception) to March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company incurred losses from operations since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfil its operating activities. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Vancouver, Canada                                         "Chang Lee LLP"
July  13,  2009                                           Chartered  Accountants


NOVAGEN SOLAR (CANADA) LTD.
(A development stage company)

Balance Sheet
March 31, 2009
(Expressed in U.S. Dollars)
-----------------------------------------------------------------
ASSETS

EQUIPMENT                                               $ 50,000
-----------------------------------------------------------------

TOTAL ASSETS                                            $ 50,000
=================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES

CURRENT LIABILITIES
Due to a related party                                     1,732
-----------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)

SHARE CAPITAL
Authorized:
Unlimited Class A common shares without par value
Issued and outstanding:  6,000,000                        51,000
Unlimited Class B common shares without par value
Issued and outstanding:  Nil

ADDITIONAL PAID IN CAPITAL                                 9,000

DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE         (11,732)
-----------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                      48,268
-----------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)    $ 50,000
=================================================================

The accompanying notes are an integral part of these financial statements.


NOVAGEN SOLAR (CANADA) LTD.
(A development stage company)

Statements of Stockholders' Equity
For the period from February 14, 2009 (inception) to March 31, 2009
(Expressed in U.S. Dollars)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Deficit
                                                                                                       accumulated          Total
                                                                                           Additional       during  shareholder's
                                                         Class A Common    Class B Common     paid-in  development         equity
                                                       Shares     Amount   Shares  Amount     capital        stage   (deficiency)
---------------------------------------------------------------------------------------------------------------------------------

Issuance of common stock for cash on                   1,000,000  $ 1,000       -  $    -  $   9,000   $        -   $     10,000
February 16, 2009 at $0.001 per share

Issuance of common stock for cash on                   5,000,000   50,000       -       -          -            -         50,000
March 1, 2009 at $0.01 per share

Net (loss) and comprehensive (loss) for the period             -        -       -       -          -      (11,732)       (11,732)
---------------------------------------------------------------------------------------------------------------------------------

Balance, March 31, 2009                                6,000,000  $51,000       -  $    -  $   9,000   $  (11,732)  $     48,268
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.


NOVAGEN SOLAR (CANADA) LTD.
(A development stage company)

Statements of Operations
(Expressed in U.S. Dollars)

-------------------------------------------------------------------------
                                                          Cumulative from
                                                        February 14, 2009
                                                           (inception) to
                                                           March 31, 2009
-------------------------------------------------------------------------

EXPENSES

Office expenses                                                    2,732
Stock based compensation                                           9,000

LOSS FROM OPERATIONS                                              11,732
-------------------------------------------------------------------------

NET LOSS AND COMPREHENSIVE LOSS FOR THE PERIOD          $        (11,732)
-------------------------------------------------------------------------

BASIC AND DILUTED LOSS PER SHARE                        $          (0.00)
=========================================================================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
- basic and diluted                                            5,733,333
=========================================================================

The accompanying notes are an integral part of these financial statements.


NOVAGEN SOLAR (CANADA) LTD.
(A development stage company)

Statements of Cash Flows
(Expressed in U.S. Dollars)
----------------------------------------------------------------------------------------------
                                                                               Cumulative from
                                                                             February 14, 2009
                                                                                (inception) to
                                                                                March 31, 2009
----------------------------------------------------------------------------------------------

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES
Net (loss) for the period                                                    $        (11,732)

Adjustment to reconcile net loss to net cash used in operating activities
- stock based compensation                                                              9,000

Change in operating assets and liabilities
- due to a related party                                                                1,732
----------------------------------------------------------------------------------------------

NET CASH FROM (USED IN) OPERATING ACTIVITIES                                           (1,000)
----------------------------------------------------------------------------------------------

CASH FLOWS USED IN INVESTING ACTIVITIES
Purchase equipment                                                                    (50,000)
----------------------------------------------------------------------------------------------

NET CASH USED IN INVESTING ACTIVITIES                                                 (50,000)
----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock                                                 51,000
----------------------------------------------------------------------------------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                              51,000
----------------------------------------------------------------------------------------------

CHANGES IN CASH AND CASH EQUIVALENTS                                                        -
----------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                              -
----------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $              -
==============================================================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
- Cash paid during the period for:
           Interest                                                          $              -
           Income taxes                                                      $              -

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
- For the period from February 14, 2009 (inception) to March 31, 2009                    None

The accompanying notes are an integral part of these financial statements.

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Novagen Solar (Canada) Ltd. (hereinafter "the Company") was incorporated in Canada on February 14, 2009. The Company's fiscal year end is December 31.

The Company has been in the development stage since its formation and has not yet realized any revenues from its operations. It is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. It is primarily engaged in the sale of photovoltaic products. In 2009, the Company acquired the exclusive right within Canada (and the non-exclusive right elsewhere) to sell all the products of Rainbow Solar Inc. ("RSi"), a Delaware corporation.

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America applicable to a going concern which assume that the Company will realize its assets and discharge its liabilities in the normal course of business. The Company has incurred accumulated losses of $11,732 since inception and has no source of revenue. The future of the Company is dependent upon its ability to obtain financing and to sell photovoltaic products. These factors create doubt as to the ability of the Company to continue as a going concern. Realization values may be substantially different from the carrying values as shown in these financial statements should the Company be unable to continue as a going concern. Management is in the process of identifying sources for additional financing to fund the ongoing development of the Company's business.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

The financial statements of the Company have been prepared in accordance with the generally accepted accounting principles in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates that have been made using careful judgment. The financial statements have, in management's opinion been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Accounting  Method

The Company's financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash  and  Cash  Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents. As at March 31, 2009, there were no cash equivalents.

Use  of  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

Concentration  of  Credit  Risk

The  Company  has  no  credit  risk  as  at  March  31,  2009.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Foreign  Currency  Transactions

The Company is located and operating outside of the United States of America. It maintains its accounting records in U.S. Dollars as follows:

At the transaction date each asset, liability, revenue and expense is translated into U.S. dollars by the use of the exchange rate in effect at that date. At the period end, monetary assets and liabilities are re-measured by using the exchange rate in effect at that date. The resulting foreign exchange gains and losses are included in operations.

Fair  Value  of  Financial  Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include accounts payable and accrued liabilities. Fair values were assumed to approximate carrying value for these financial instruments due to their short-term nature, except where noted. Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The Company is operating outside the United States of America and has significant exposure to foreign currency risk due to the fluctuation of currency in which the Company operates and U.S. dollars.

SFAS No. 159, "Fair Value of Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No.115" ("SFAS 159") permits companies to choose to measure certain financial instruments and other items at fair value using an instrument-by-instrument election. The Company does not elect to use the fair value option and therefore, the adoption of SFAS 159 did not have a material impact on the Company's financial position or result of operations.

Equipment

Equipment is recorded at cost and amortized over its expected useful life using the straight-line method.

Long-lived  Assets  Impairment

Long-lived assets of the Company are reviewed for impairment whenever events or circumstances indicate that the carrying amount of assets may not be recoverable, pursuant to guidance established in SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Management considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations (undiscounted and without interest charges). If impairment is deemed to exist, the assets will be written down to fair value. Fair value is generally determined using a discounted cash flow analysis.

Stock-Based  Compensation

SFAS No. 123(revised), "Share-Based Payment" requires the Company to fair value its stock options and similar equity instruments issued. Accordingly, compensation costs attributable to stock options or similar equity instruments granted are measured at the fair value at the grant date, and expensed over the expected vesting period. SFAS No. 123(revised) requires excess tax benefits be reported as a financing cash inflow rather than as a reduction of taxes paid.

The Company did not grant any stock options during the period ended March 31, 2009.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Comprehensive  Income

The  Company  adopted  Statement of Financial Accounting Standards No. 130 (SFAS
130), Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.
The Company is disclosing this information on its Statement of Stockholders' Equity. Comprehensive income comprises equity except those resulting from investments by owners and distributions to owners. The Company has no elements of "other comprehensive income" for the period ended March 31, 2009.

Income  Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes, which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Basic  and  Diluted  Loss  Per  Share

In accordance with SFAS No. 128 - "Earnings Per Share", the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would be outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Revenue  Recognition

The Company's revenue consists of sales of PV products and is recognized when title and risk are rendered and payments are received or rights to receive consideration are obtained, evidence of an arrangement exists, and collection of consideration is reasonably assured. Revenues received in advance of these criteria are deferred until future periods.

Advertising  Expenses

The Company expenses advertising costs as incurred. There were no advertising expenses incurred by the Company since the inception.

New  Accounting  Pronouncements

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB
107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment. In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for "plain vanilla" share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB's amendments to AU
Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In April 2009, the FASB issued FASB Staff Position No. FSP FAS 115-2 and FAS 124-2 ("FSP FAS 115-2 and FAS 124-2"), "Recognition and Presentation of Other-Than-Temporary Impairments". The FSP amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The Company is required to adopt FSP FAS 115-2 and FAS 124-2 in the fiscal year 2009. The Company does not currently believe that adopting this FSP will have a material impact on the Company's financial statements.

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4 ("FSP FAS 157-4"), "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly". The FSP provides additional guidance for estimating fair value in accordance with FASB Statement No. 157, "Fair Value Measurements", when the volume and level of activity for the asset or liability have significantly decreased. This FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. The Company is required to adopt FSP FAS 157-4 in the fiscal year 2009. The Company does not currently believe that adopting this FSP will have a material impact on the Company's financial statements.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") FAS 107-1 and APB 28-1, "Interim Disclosures about Fair Value of Financial Instruments ("FAS 107-1 and APB 28-1"), which amends SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," and APB opinion No. 28, "Interim Financial Reporting," to require disclosures about fair value of financial instruments in interim as well as in annual financial statements. FSP FAS 107-1 and ABP 28-1 is effective for interim reporting periods ending after June 15, 2009. The adoption of the FSP FAS 107-1 and ABP 28-1 will not have a material impact on the Company's financial position, results of operations or cash flows.

NOTE  3  -  EQUIPMENT

By the agreement dated February 19, 2009, as amended on July 10, 2009, the Company was appointed by Rainbow Solar inc. ('RSi) as an exclusive sales representative for the purpose of facilitating sales of the products in Canada, and a non-exclusive representative for facilitating sales outside of Canada. Pursuant to the agreement, the Company paid US$50,000 for the demo photovoltaic products. These demo products will be installed in the Company's showrooms and used for the purpose of demonstration and promotion of the product. The useful life of these demo products is estimated to be 2 years. Since the samples have not yet been put into use, no amortization has been recorded as at March 31, 2009.

NOTE  4  -  COMMON  STOCK

The Company has unlimited Class A common stock and unlimited Class B common stock authorized. 6,000,000 of the Class A common stocks are issued and outstanding as at March 31, 2009. No Class B common stock has been issued.

On February 16, 2009, the Company issued 1,000,000 Class A common stocks for cash at a price of $0.001 per stock to a director of the Company. These common stocks were re-valued at $0.01 per stock and the Company recognized the stock based compensation of $9,000.

On February 16, 2009, the Company issued 5,000,000 Class A common stocks for cash at a price of $0.01 per share.

NOTE  5  -  INCOME  TAXES

The Company is subject to income tax in Canada on their taxable income as reported in their statutory accounts at a tax rate in accordance with the relevant Canadian Income Tax Act. The Company has had a recurring loss from inception and did not incur any income tax expense. A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

----------------------------------------------------------------
                                                  MARCH 31, 2009
----------------------------------------------------------------
Loss for the period                               $     (11,732)
Statutory Canadian tax rate                                  30%
Income tax recovery                               $      (3,520)
Non-deductible expenses                                   2,700
Unrecognized benefit of non-capital losses                  820
                                                              -
----------------------------------------------------------------

The significant components of the Company's deferred income tax assets are as follows:
----------------------------------------------------------------
                                                  MARCH 31, 2009
----------------------------------------------------------------
Net operating loss carryforwards                  $         820
Valuation allowance                                        (820)
----------------------------------------------------------------

At March 31, 2009, we had net operating loss carryforwards of approximately $3,000, which expire in the year 2029.

NOTE  6  -  RELATED  PARTY  TRANSACTIONS

Due to a related party represent the amount owed to a director of the Company, who paid operating expenses on behalf of the Company.

See  also  Note  4.

NOTE  7  -  SUBSEQUENT  EVENTS

On April 27, 2009, the Company entered into a Share purchase agreement with Novagen Solar Inc. (formally Pickford Minerals Inc.) ("Purchaser"), under which the shareholder of the Company agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the shareholders all of the shareholders' interests in the Company. Upon closing of this transaction on July 10, 2009, the shareholders of the Company will deliver all of their equity interests in the Company to the Purchaser in exchange for shares of common stock in Novagen Solar Inc. As a result of this transaction, the Company becomes a wholly owned subsidiary of Novagen Solar Inc.

Pursuant to the above agreement, shareholders of the Company were entitled to receive one share of the Purchaser's common stock for each issued and outstanding common share of the Company. One shareholder of the Company was entitled under the above agreement to receive a non-interest bearing convertible debenture issued by the Purchaser in an amount equal to $30,000 that is convertible at the rate of $0.01 per share at the option of the holder, upon 61 days notice, into a total of 3,000,000 common shares of the Novagen Solar Inc. (the "Debenture"). As a result, upon completion of the closing of the above agreement, the Company has issued the Debenture and 3,000,000 shares of its common stock to the former shareholders of the Company.